Subsequent Event	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Event

22. Subsequent Event

On January 12 and February 28, 2018, the Company enters into another two stock purchase agreements with certain existing DBOT shareholders to acquire their owned shares of common stock of DBOT in an aggregate amount of 1,000,000 shares. To acquire those shares, the Company agreed to issue in the aggregate amount of 640,000 SSC common stock. Same as the closing condition set forth in the first transaction in December 2017 which was disclosed in Note 9, the closing of this transaction shall occur within 30 days of the execution of this agreement and obtain necessary approval such as FINRA, and therefore the Company did not issue the shares and recorded it as investment yet as of this reporting date.

On March 17, 2018, the Company entered into a subscription agreement (the “Subscription Agreement”) with GT Dollar Ptd. Ltd. (“GTD”) for a private placement of a total amount of $40.0 million. Pursuant to the terms of the Subscription Agreement, the Company (i) will issue and sell to GTD, an aggregate of 13,773,010 shares of the common stock of the Company, par value $0.001 per share (the “Common Stock”), for $1.82 per share, or a total purchase price of $25,066,878.20, and (ii) issue two convertible promissory notes (each a “Note” and together, the “Notes”) with a stated principal amount of $10 million and $4,933,121.80, respectively. GTD shall pay $30 million of the purchase price on or prior to March 31, 2018, in connection with the issuance of the 13,773,010 shares of Common Stock and the $4,933,121.80 Note, and the remaining $10 million on or prior to April 30, 2018, in connection with the issuance of the $10 million Note. The Subscription Agreement contains customary representations, warranties and covenants and a 9 month lock-up period for GTD from the date of the Subscription Agreement. The Notes bear interest at the rate of 0.56% per annum and matures December 31, 2019. In the event of default, the Notes will become immediately due and payable. Until receipt of necessary shareholder approvals for the transactions contemplated by these agreements, the Notes note may not be converted, to the extent that such conversion would result in GTD and its affiliates beneficially owning more than 19.9% of the Company’s outstanding shares of Common Stock. Once the necessary shareholder approval is received, the unpaid principal and interest on the Notes will automatically convert into shares of Common Stock at a conversion rate of $1.82.